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                                                                  Exhibit (j)(2)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the E*TRADE Funds.


                                        /s/ TAIT, WELLER & BAKER
                                        ----------------------------------------

Philadelphia, Pennsylvania
April 25, 2005